Subsequent events	12 Months Ended
Mar. 31, 2013
Subsequent Events [Abstract]
Subsequent events
19	Subsequent events

The Group established a wholly-owned subsidiary, Xinxing An Bang Metal and Plastic Manufacturing Company Limited, in PRC after fiscal year ended March 31, 2013, for production of metal and plastic products for other factories. The Group also established another wholly-owned subsidiary, Bonso Technology (Shenzhen) Company Limited, in PRC after fiscal year ended March 31, 20133, to provide product design and distribution services for the Group.

The Group entered into a rental agreement in June 2013 to rent out the Shenzhen factory to a third party from August 2013 to August 2019, and will receive rental income starting from October 2013.